1 CEDC Central European Distribution Corporation CEDC Investor Presentation September 2007

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, including, without limitation, economic and vodka consumption trends in Poland or other markets CEDC serves, CEDC’s ability to make and integrate acquisitions and CEDC’s ability to implement its business plan, that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements, expressed or implied, by forward-
looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties included in
CEDC’s Form 10-K and prospectus for the fiscal year ended December 31, 2006, and in other periodic reports filed by CEDC with the Securities and Exchange Commission.

Increased Distribution and Liquidity
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5.00
10.00
15.00
20.00
25.00
30.00
35.00
40.00
45.00
50.00
• Average trading volume increased from
approximately 350,000 to over 500,000
shares a day over the last 3 months
• Shares dually traded on Nasdaq and WSE
•Diversified investor base with 74% of our
shares held by institutions (60% a year ago)
• 54% U.S. Investors
• 7% Polish Investors
• 13% Other non U.S. Investors
• Market capitalization of over $1.7 billion
CEDC closing price on Nasdaq

Current Business Overview
Ongoing, strong economic trends in Poland continue to drive the premiumization of the spirits market
2007 CEDC business objectives continue to be executed leading to a strong base for 2008
• Strong organic growth of core brands continue to outperform the market
• Successful launch of new flavored vodka brand – Zlota Gorzka
• Numerous packaging changes driving positive volume development
• Zubrowka new export packaging starting to roll out
• Rectification project near completion

CEDC Core Brands in Poland
• Core four brands (Bols, Zubrowka, Soplica and Absolwent) with double digit volume growth for the year to date through August 2007, over the same period in
2006
• New labeling of Zubrowka package in Poland has sparked
strong sales growth of the brand, with an increase in
volume of 15% year to date through August 2007
• Imports continue to see strong growth,
with Carlo Rossi up 52% in volume terms year to date
through August 2007 over the same period in the prior year
(Carlo Rossi is the #1 wine brand in Poland)

Launch of Zlota Gorzka
• August 1st 2007 launched new flavored vodka
• Competitor for Zolakowa Gorzka from Lublin
• Price at similar point as ZG from Lublin
• Mint flavor due out shortly
• Our objective is to take 30% of the Gorzka
segment by 2009 (600,000 9L cases)

Export and Rectification Forging Ahead
• In Q3 2007 first shipments of Zubrowka in the new packaging began to U.S., U.K. as well as other export markets
• Launch in the US supported by new marketing campaign
• Creative focuses on the uniqueness of the product, with special emphasis on the bison grass. Campaign “Play on Words” uses
double entendre to bring together grass and seduction….
- “SEDUCTIVE BY NATURE”

you bet your grass it's smooth
seductive by nature

are you a grass man?
seductive by nature

are you staring at my grass?
seductive by nature

8 Zubrowka U.S. Marketing Campaign

Rectification Near Completion
• Both rectification plants in Bols and Polmos Bialystok nearing completion, and will come on line around the end of September 2007
• Final investments for both facilities approximately $15 million with annual cost savings of approximately $4.5 million (based upon 34 million liters of 100% spirit)
• Financial impact of rectification to begin Q4 2007

Other Polish Acquisition Opportunities
V&S process provides an acquisition opportunity for CEDC in Poland
• Polmos Zielona Gora, owned by V&S, has a market share of approximately
7% in Poland through the Polska and Luksusowa brands
• CEDC will be taking an active role in the process to bid for this business.  The process is expected to be closed Q1-Q2 2008
• Luksusowa brand is a potato vodka which will provide a complementary product to our grain based vodka portfolio
Still looking at other wholesalers in Poland for acquisition opportunities
Evaluating niche brands that are still State owned in Poland that would provide a good fit with our portfolio

Russian and Ukrainian Expansion Strategy
• CEDC is currently the largest vodka producer in Poland
• CEDC is currently the largest importer of agency spirits in Poland and Hungary
• We are looking to expand our business model into new growth markets – with a focus on Russia and Ukraine
• CEDC has entered into a binding Letter of Intent to acquire the Parliament business in Russia (#1 premium vodka in Russia)
• Purchase a platform with which to expand existing brand sales and leverage this platform to increase sales of imported agency brands
• A leader in the consolidation of a fragmented spirit market
• Take advantage of the premiumization trends taking place in the region
• Take advantage of cost and sales synergies through expansion

1
Russian Market
• Russia is the largest vodka market in the world and the 2
nd
largest alcohol
market in the world
• Rapidly growing economy (GDP growth of 8.2% YTD 2007) which in turn is driving consumer spending for premium branded products (both imported and domestic)
• Russian market is very fragmented with no producer having over a 7%
market share
• The Russian Government is focused on reducing black market vodka with tighter controls over spirit production and distribution -> expected that legal spirits will grow from 50%-60% of current market to 75%-80% by 2011
[Source: Renaissance Capital Report, August 2007]

Russian Market
Global vodka market, by volume (2006) Russian spirits market, by value (2006)
• Russia is by far the world’s largest vodka market in volume terms
• The vodka market in Russia in volume terms is nearly four
times bigger than in the United States
[Source: Euromonitor]
Vodka
80%
Whiskey
3%
Other spirits
5%
Cognac and
Brandy
12%
.
4
5
7
8
8
11
22
34
44
176
Germany
Brazil
Belarus
Uzbekistan
United Kingdom
Kazakhstan
Poland
Ukraine
USA
Russia
mln. decalitres

Russian Market
Russian vodka market by production
•
Although in volume terms the market has been in decline, the value branded segment of the market is growing rapidly – premium segment of Parliament is fastest growing segment
• Cheap and illegal vodka is being replaced by more expensive branded vodka
• Currently mainstream and premium make up approximately 40% of the market, and this is expected to increase to 60% by 2011
[Source: Renaissance Capital Estimates]
276.4
275
272.2
253.1
246.8
239.4
237.5
231
224.1
217.1
210.1
9.3
9.6
10.8
12.9
14.2
15.1
16.5
17.6
18.6
19.6
20.5
0
50
100
150
200
250
300
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
-
5
10
15
20
25
30
Vodka market volume (mn dl) Vodka market value ($bn)

Russian Market
Market Share of the Top-5 leaders (2006)
Number of players on the market
344
324
286
209
175
2003 2004 2005 2006 2007E
26%
58%
61%
78%
Russia USA Ukraine Poland
• The Russian vodka market is undergoing consolidation and the number of players has halved in the last five years
• However, compared to other developed consumer markets, the level of consolidation is still comparatively low
• [Source: Management, Business Analytica Data as of January 2006]

Parliament
• Forecasted 2007 sales of approximately
25 million liters – 5 year CAGR of 37%
• Direct sales force for Moscow area
• Distributed in over 60,000 outlets across
Russia
• 53% brand awareness – second only to
Russian Standard
• #1 market share in the premium sector
• 115-240 RUR price segment (Parliament)
is the fastest growing vodka segment (18.2%)
• Over 200 sales staff serving Russia
• Currently not distributing any 3
rd
party agency
brands (represents a big potential)
• Nearly 60% lower excise tax in Russia as compared to Poland, with similar prices, translate into higher margins
[Source: Renaissance Capital Estimates]

Parliament

The Group's market share in the sub-premium segment (total market)

Parliament
Sub-premium segment
Market share of sub-premium segment
mln. litres
100
90
80
70
60
50
40
30
20
10
0
30%
25%
20%
15%
10%
5%
0%
53
55
59
69
82
95
0
2
5
11
13
17
1%
4%
8%
15%
16%
18%
2001
2002
2003
2004
2005
2006E

Source: Management, Business Analytica data as of January 2006

Strong brand growth driven primarily by core brand Parliament Classic split almost 50/50 in 0.5 liter and 0.7 liter

Also sold is a range of flavored vodka's
- Black current
- Mandarin
- Pepper

Parliament Classic

PARLIAMENT

Key facts

Year launched: 1999

Positioning: Sub-Premium

Geographies: All Russia, Exports

Average pricing (0.5L / 0.7L / 1.0L): RUR160 / RUR210 / RUR290

Comments: *Parliament Classic* is marketed as a "pure combination of spirits and mineral water with no additives or special ingredients". The brand's purity and quality is achieved through the implementation of a unique milk purification technique.

cedc

17

17

Ukrainian Market
• The official segment of the Ukrainian vodka market has been growing rapidly in volume terms over the last four years.
• The grey segment of the Ukrainian vodka market has practically disappeared over the last four years
• Increased government regulation and rising incomes have contributed to the decline of this segment
Source: SOVAT (Association for Alcohol and Tobacco Producers and Wholesalers)
15.7
24.8
33.5
40.8
41.3
2003 2004 2005 2006 2007
Ukrainian vodka market growth (official production), dl
Growth CAGR 27%
24.3
15.2
6.7
0.8
15.7
24.8
33.5
40.8
2003 2004 2005 2006
Estimated shadow production Total market official
Split between legal and illegal vodka segment
Source: SOVAT (Association for Alcohol and Tobacco Producers and Wholesalers)

Ukrainian Market
Source: SOVAT (Association for Alcohol and Tobacco Producers and Wholesalers)
Segmentation of Ukrainian vodka market (official production)
FAST GROWING
PREMIUM AND
MAINSTREAM
SEGMENT
Mainstream and
Premium growing from
47% of the market in
2006 to 55% in 2007
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2006 2007
Mainstream and Premium Economy

Ukrainian Market
• In line with the fall in unofficial production and rising premiumization, the average price for the Ukrainian vodka market has been developing positively
$2.45
$2.41
$2.52
$2.64
$2.74
$2.86
$3.01
Dec 05 -
Jan 06
Feb 06 -
Mar 06
Apr 06 -
May 06
Jun 06 -
Jul 06
Aug 06 -
Sep 06
Oct 06 -
Nov 06
Dec 06 -
Jan 07
Source: MEMRB
Average price development in the Ukrainian vodka market

22 Summary GROWTH in emerging markets will continue to fuel increasing consumer demand for BRANDS CEDC is well positioned to EXPAND and GROW with these trends